Exhibit 99.1

Faraday Future Intelligent Electric Inc. Nasdaq: FFIE Investor Day P r e s e n t a ti o n November 15, 2023

Legal Disclaimers Forward Looking Statements This presentation includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this presentation the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward - looking statements. These forward - looking statements, which include among other things, statements regarding the Company's projected timeline and business plan, expectations regarding financing, expectations regarding the Company's technology and technological developments, expectations regarding our brand and perception, expectations regard the Company's vehicle performance and production capabilities, the market for the FF 91 2.0 Futurist Alliance, and expectations regarding the Co - Creation program, are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward - looking statements. These forward - looking statements involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward - looking statements. Important factors, among others, that may affect actual results or outcomes include, among others: the Company’s ability to continue as a going concern and improve its liquidity and financial position; the Company's ability to remediate its material weaknesses in internal control over financial reporting; risks related to the restatement of the Company’s previously issued consolidated financial statements; the Company’s limited operating history and the significant barriers to growth it faces; the Company's history of losses and expectation of continued losses; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the success of other competing manufacturers; the performance and security of the Company’s vehicles; current and potential litigation involving the Company; the Company’s ability to receive funds from, satisfy the conditions precedent of and close on the various financings described elsewhere by the Company; the result of future financing efforts, the failure of any of which could result in the Company seeking protection under the Bankruptcy Code; the Company's indebtedness; the Company's ability to cover future warranty claims; insurance coverage; general economic and market conditions impacting demand for the Company’s products; potential cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; circumstances outside of the Company's control, such as natural disasters, climate change, health epidemics and pandemics, terrorist attacks, and civil unrest; risks related to the Company's operations in China; risks related to the Company’s stockholders who own a significant amount of the Company's common stock; the success of the Company's remedial measures taken in response to the Special Committee findings; the Company’s dependence on its suppliers and contract manufacturer; the Company's ability to develop and protect its technologies; the Company's ability to protect against cybersecurity risks; and the ability of the Company to attract and retain employees, any adverse developments in existing legal proceedings or the initiation of new legal proceedings, and volatility of the Company’s stock price. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Form 10 - K/A filed with the Securities and Exchange Commission (“SEC”) on August 21, 2023, and Form 10 - Q filed on November 13, 2023, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward - looking statements. Forward - looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward - looking statements, and the Company does not undertake any obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law. No Offer or Solicitation This presentation shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. Trademarks This presentation contains trademarks, service marks, trade names and copyrights of Faraday Future and other companies, which are the property of their respective owners. 2 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

Empower everyone to live, move, and breathe with autonomy V ISIO N 3 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

To perpetually evolve the way we move b y C o - C reat in g an d sha r in g a U se r - Centric intelligent electric mobility ecosystem that integrates Automotive, AI, Internet, and Clean energy industries MISSIO N 4 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

Faraday Future

To Create the Ultimate AI TechLuxury & TimeLuxury

Together, our Vision and Mission have led Faraday Future to ambitiously disrupt the ultra-luxury automotive world, first established by iconic brands from across the world like Ferrari and Maybach.

We strive to be the most user-centric company in the global mobility market by not just being an EV company, but also a software-driven intelligent technology company. Faraday Future is propelled forward by the foundational need to have an ever-reciprocal relationship with our users. We will accomplish this by offering a shared intelligent mobility ecosystem, through ceaseless innovation and continuous invention.

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Brand Personality The FF Brand is confident, worldly, technically skilled, and extremely intelligent. It is an entrepreneurial leader, a visionary, and daring inventor. Its work represents the vanguard in its field, singular creations that are defiant and challenging — you’ve never seen anything like them. Difference is a driving creative force. The FF Brand is busy and engaged with multiple projects at the same time. Therefore, FF always seems to be in motion, moving quickly and acting decisively. It is willing to take risks for what it believes in, and backs up beliefs with solutions that work. The FF brand is also an empathetic communicator, focused on creating experiences that foster deeper connections between people. Its mission is to challenge convention and push the world forward with smarter, bolder, and more audacious answers to our problems. 6 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

7 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

Placeholder Slide 2 8 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

A New Code 9 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

The UFO Line © 2023 FARADAY FUTURE 10 PROPRIETARY AND CONFIDENTIAL

3rd aiSpace © 2023 FARADAY FUTURE 11 PROPRIETARY AND CONFIDENTIAL

Defy Gravity 12 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

Framework 13 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

FF aiHyper 6x4 Architecture 2.0

All-AI All-Hyper All-Ability Co-Creation

4 Tech Systems

1	2	3	4
Magic All-In-One	**Hyper Multi-Vectoring**	**3rd aiSpace**	**FF aiDriving**
All-Terrain AI Body Control Technology	Integrated multi-axis torque technology system for AI propulsion, steering and braking	AI Space & Internet Technology System	FF aiDriving Technology System
System All AI / Vertical Integration	System All AI / Vertical Integration	System All AI / Vertical Integration	System All AI / Vertical Integration

Horizontal Penetration

- FF OpenApp
- FF aiOS 2
- FF aiHW 2.0
- FF Mechanical
- FF Cloud
- FF AI

EXECUTION ← DECISION-MAKING ← PERCEPTION

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Magic All - In - One All - terrain AI Body Control Technology System Hypercar P erf orm a n ce Sedan C o m f o rt SUV High ground clearance, visibility and space 4 x Technical Systems (1 of 4) 15 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

Hyper Multi - Vectoring Multi - axis torque system for propulsion, steering and braking empowered by AI Hypercar Acceleration Class - leading Range P rop u l s io n 4 x Technical Systems (2 of 4) 16 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

3r d a i S p a ce AI Space & Internet Technology System 4 x Technical Systems (3 of 4) 17 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

– FF aiPal is the first generative AI product in mobility ecosystem. It redefines the mobility experience based on advanced Large Language Model (LLM) capabilities. – It seamlessly processes diverse mobility - related data, ensuring a highly personalized service. – FF collaborates with third - party developers through an open model to integrate mobility ecosystem AI services. 3rd aiSpace — FF aiPal 18 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

4 x Technical Systems *(4 of 4)*

FF aiDriving

FF aiDriving Technology System




NVIDIA

Features Available Now

- Forward Collision Warning
- Auto High Beam
- Automatic Emergency Braking
- Adaptive Cruise Control
- Lane Centering Control
- Traffic Jam Assist
- Traffic Sign Recognition

World Class Sensor Suite

The first automotive OEM in America equipping production vehicles with a high-resolution, ultra-long-range Lidar.

Powerful Compute Platform

One of the most powerful production-ready SoCs from NVIDIA
Full Vehicle Platform Integration
Long term collaboration with NVIDIA

Available over OTA

- Smart parking
- Smart summoning
- Navigation-based AutoDrive

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PROPRIETARY AND CONFIDENTIAL
19

F F O p e n A pp With full advantage of an FF Open Ecosystem, publish your application with the FF Co - Creation Open Platform, will enable your app to serve FF 91, future FF models, and potentially opening to all smart vehicles in the industry. FF aiOS 2 You will be involved in the development of FF's brand - new FF aiOS 2, contributing to the DNA and essential technology of FF 91. FF aiHW 2.0 You will participate in FF's crucial electronic component development including computing, V - Network, communication, peripherals, etc. FF Mechanical You will be involved in the development and improvement of all mechanical parts, including Powertrain, chassis, energy exchanging, safety, and ergonomics for the FF 91. FF Cloud You will be involved in the refinement and improvement of Cloud related functions, like toolchain, data mining, AI training, Web 3.0, etc. FF AI You will build models based on AI algorithms and pre - trained models prepared by FTOs. And co - create models and prompt ecosystems with FTOs. 6 x Technology Platforms 20 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

FF All-Hyper Global Racetrack Conqueror Plan

Mission:

- Enhance the vehicle's performance capabilities through racing/time attacks around global racetracks while integrating the performance upgrades onto our production vehicles through the establishment of our "Track Pack".
- Through new technologies and AI software control, as well as the Co-Creation from racecar drivers, engineers, AI experts, and other industrial leaders, create a new species - All-Ability aiHypercar.
- Under a controlled environment, with the development of both the entire vehicle and AI technologies, users can create more racing scenarios and enjoy omnipresent racetracks.











FF All-Hyper Global Racetrack Conqueror Plan

Achievements:

- The FF 91 2.0 Futurist Alliance Track Edition set a remarkable new record in its class at Willow Springs on June 6th, 2023, achieving the fastest lap time of 1 minute and 35 seconds among ultimate luxury production EVs weighing over 6,000 pounds.
- On September 7th, 2023, with 1 minute 57.55 seconds, the FF 91 2.0 Futurist Alliance broke the fastest lap record in the SUV and Crossover categories as an All-Ability aiHypercar at the world-renowned Buttonwillow Raceway Park.
- On October 25th, 2023, with a lap record of 1 minute 28.13 seconds in this 'elephant vs. cheetah' showdown, the 6000 plus pound All-Ability aiHypercar FF 91 2.0 Futurist Alliance beat the 4800-pound Lamborghini Urus in the SUV category. FF has once again defied traditional perceptions of physics in the automotive industry. It showcases the Ultimate AI TechLuxury EV performance on the fastest track in the West.

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PROPRIETARY AND CONFIDENTIAL 21

FF 91 2.0 Futurist — Extreme Technology, Ultimate Intelligent User Experience and a Complete Ecosystem 22 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

Significant Upgrades of Key Components — FF 91 2.0 Futurist is a Competitive TechLuxury Offering 23 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL (1) Internet, Autonomous Driving and Intelligence . I.A.I. (1) Upgrades

FF is a User - centric Enterprise, and the Developer Co - Creation Officers Create Value While Sharing Benefits by Engaging in FF's Cutting - edge Technologies Co - Creation goals Forge partnerships with affluent users early in the cycle Act as a platform for users and the Company to share benefits Improve brand visibility Enhance brand loyalty and build trust FF 91 Vehicle - as - a - platform Automotive experts Share monetary value Purchase/lease vehicle Drive branding halo Assist in brand dissemination Feedback for next - gen tech enhancements Enter into consulting, branding and other agreements with FF Contributions by each partner Co - Creation Officers 24 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL Faraday Future

Developer/Co - Creator Participation Process Register Development Share B e n e f i t s P ur ch ase Device Since 2012 Developers Activating SDK Just Started in 2022 $100 billion $320 billion Since 2008 10,000+ 3,000,000+ $99.00/Y $ 25 . 00 $ 0 . 00 $ 0 . 00 Purchase Purchase Purchase P ur c h a s e /L e a s e App Store G oo g l e P l a y Task Based Task Based 70% - 85% 70% - 85% 100% 100% Co - Creation Benchmarks and Participation Process Commission Paid to Users 25 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

Co - Creation Star Map Entrepreneurs Luxury Goods Entertainment Racing Sports Total Followers: ~200 million 26 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

2014 2022 27 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

2014 Visionary YT Jia founded Faraday Future in Los Angeles, California. 28 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

2015 Company launched its first mule car. 29 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

2016 Debuted FFZERO1 at CES. 30 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

2017 Revealed the FF 91 at CES. FF 91 achieved Pikes Peak production - intent EV record. Signed Hanford facility lease. Closed Series - A financing. 31 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

2018 Hanford factory is pre - production capable. FF unveiled the first pre - production vehicle in August. 32 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

2019 Additional Gamma builds. Global Partnership Governance. 33 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

2020 Laying the foundation for the IPO. 34 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

2021 Listed on Nasdaq through a reverse merger. 35 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

2022 FF unveiled the first production intent vehicle of FF 91 2.0 Futurist Alliance. 36 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

Highlights of the Year — 2023 37 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

Faraday Future announced signing of a non - binding cooperation framework agreement with the City of Huanggang in Hubei Province, China. Highlights of the Year — 2023 January 38 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

Faraday Future announced the start of production of the all - new Ultimate Intelligent TechLuxury FF 91 2.0 Futurist Alliance at its FF ieFactory located in Hanford, California. Highlights of the Year — 2023 M ar c h 39 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

Faraday Future’s First Production FF 91 Vehicle Comes off the line at its FF ieFactory California. Highlights of the Year — 2023 A p r il 40 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

Highlights of the Year — 2023 Faraday Future announces user - based Co - Creation “Mission Farad” which unites developers, creators, users, and investors to achieve value Co - Creation and Co - Sharing. M ay 41 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

Highlights of the Year — 2023 Faraday Future launches the ultimate AI TechLuxury FF 91 2 . 0 Futurist Alliance, priced at $ 309 , 000 , as well as the eco product aiHypercar+, and open for reservations in both the United States and China . M ay 42 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

Highlights of the Year — 2023 Faraday Future officially delivered the very first FF 91 2.0 Futurist Alliance to its first spire user and kicks off its August developer Co - Creation festival in Pebble Beach, California. August 43 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

© 2023 FARADAY FUTURE ~$3B Invested Capital invested to date to create an industry leading EV platform, I.A.I. (1) technology, product development and manufacturing capabilities ~660 Patents Filed or issued utility and design patents for both EV and I.A.I. (1) technology competitiveness 10,000 Capacity Future expected annual production capacity at FF's self - operated manufacturing facility in Hanford, California Dual Home Deep cultural roots in both the US and China provide competitive advantage across two of the largest EV markets August ‘23 Began Phase Two of the Company's Three - Phase Delivery Plan for the Company’s flagship – the FF 91 2.0 Futurist Alliance Direct Sales Online with anticipated targeted in - person experience centers and FF partner stores across target markets such as the US, China, Europe, and the Middle East PROPRIETARY AND CONFIDENTIAL 44 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 44 (1) Internet, Autonomous Driving and Intelligence

Highlights of the Master Plan

1. Drive the Company to financial independence for running operations
2. Continuous technology development, especially AI
3. Maximize top-line and bottom-line – first continuous improvement of FF 91 before starting future models
4. Maximize market penetration in the Ultimate TechLuxury markets
5. Establish local R&D, Manufacturing, Supply Chain in core strategic markets



© 2023 FARADAY FUTURE

PROPRIETARY AND CONFIDENTIAL 45

Highlights of the Master Plan

1. Drive the Company to financial independence for running operations
2. Continuous technology development, especially AI
3. Maximize top-line and bottom-line – first continuous improvement of FF 91 before starting future models
4. Maximize market penetration in the Ultimate TechLuxury markets
5. Establish local R&D, Manufacturing, Supply Chain in core strategic markets



© 2023 FARADAY FUTURE

PROPRIETARY AND CONFIDENTIAL 46

Highlights of the Master Plan

1. Drive the Company to financial independence for running operations
2. Continuous technology development, especially AI
3. Maximize top-line and bottom-line – first continuous improvement of FF 91 before starting future models
4. Maximize market penetration in the Ultimate TechLuxury markets
5. Establish local R&D, Manufacturing, Supply Chain in core strategic markets



© 2023 FARADAY FUTURE

PROPRIETARY AND CONFIDENTIAL 47

Highlights of the Master Plan

1. Drive the Company to financial independence for running operations
2. Continuous technology development, especially AI
3. Maximize top-line and bottom-line – first continuous improvement of FF 91 before starting future models
4. Maximize market penetration in the Ultimate TechLuxury markets
5. Establish local R&D, Manufacturing, Supply Chain in core strategic markets



© 2023 FARADAY FUTURE

PROPRIETARY AND CONFIDENTIAL 48

Highlights of the Master Plan

1. Drive the Company to financial independence for running operations
2. Continuous technology development, especially AI
3. Maximize top-line and bottom-line – first continuous improvement of FF 91 before starting future models
4. Maximize market penetration in the Ultimate TechLuxury markets
5. Establish local R&D, Manufacturing, Supply Chain in core strategic markets



© 2023 FARADAY FUTURE

PROPRIETARY AND CONFIDENTIAL 49

2. Short - term and medium - term funding opportunities 3 . V a l u a t i o n 4. Cost cuts and control im p r o v e m e n ts 5. Systems and capability build up 1 . M a r k e t o pp o rt un i ty and demand Finance / Operations 50 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

Finance / Operations 2 . S h or t - ter m a n d medium - term funding opportunities 51 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 3 . V a l u a t i o n 4. Cost cuts and control im p r o v e m e n ts 5. Systems and capability build up 1. Market opportunity and demand

Finance / Operations 2. Short - term and medium - term funding opportunities 52 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 3. Valuation 4. Cost cuts and control im p r o v e m e n ts 5. Systems and capability build up 1. Market opportunity and demand

Finance / Operations 2. Short - term and medium - term funding opportunities 53 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 3 . V a l u a t i o n 4. Cost cuts and control impro v eme n t s 5. Systems and capability build up 1. Market opportunity and demand

Finance / Operations 2. Short - term and medium - term funding opportunities 3 . V a l u a t i o n 4. Cost cuts and control im p r o v e m e n ts 5. Systems and capability build up 1. Market opportunity and demand 54 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

© 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 55 Faraday Future: A Differentiated and Compelling Investment Opportunity (1) Internet, Autonomous Driving and Intelligence 1. A Unique TechLuxury Offering that Creates an Unrivaled Blue Ocean Market Modern design, superior driving experience, and personalized user experience position the Company at the intersection of innovation and luxury FF 91 2.0 Futurist Alliance, the Company’s flagship product, offers the performance of a hyper car, the handling of a sedan, and the space of an SUV 2. ~$3 billion Invested to Date Capital invested to date to create an industry leading EV platform, I.A.I (1) technology, product development and manufacturing capabilities 3. Transitioned to Revenue Generation Stage and Ready to Scale Successfully delivered FF 91 2.0 Futurist Alliance vehicles to industry leaders and Co - Creation officers from real estate, entertainment, and luxury car industries 4. First - ever Generative Artificial Intelligence in the Auto Sector for in - vehicle Usage In - vehicle compute platform, robust product stack and internet connectivity enables first ever generative AI capability in the auto sector for in vehicle usage 5. Revolutionary Proprietary Technology Technology competitiveness supported by more than 650 filed or issued utility and design patents for both EV and I.A.I. Scalable and modular EV platform allows efficient use of capital and rapid speed to market for future models 8. Unique Dual - home Market Strategy Traction and key relationships across both the US and China markets unlocks unique opportunities 6. In - ho u s e Manufa c t u ri n g Expected annual production capacity of 10,000 units at FF's self - operated manufacturing facility in Hanford, California 7. Realistic Achievable Business Model Co - Creation and Co - Sharing business models targeting operational cashflow equilibrium as early as 2025

56 ternate outro image Thank you Reserve yours today — https://www.ff.com/us/preorder/